UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2008

U. S. Precious Metals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

950 Celebration Blvd., Ste. A, Celebration, Florida	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number including area code: (407) 566-9310

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS.

On May 22, 2008, the Board of Directors of U.S. Precious Metals, Inc. (“USPR”) accepted effective immediately, the resignation of Mr. Jack Wagenti as Chairman of the Board of Directors. Mr. Wagenti will remain as a member of the Board of Directors.

Concurrently, on the same date, the Board of Directors of USPR appointed Michael Jack Kugler (formerly a member of the Board of Directors) as its new Chairman of the Board of Directors. Accordingly, Mr. Kugler is now USPR’s Chief Executive Officer and Chairman of its Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

US Precious Metals Inc.

Date: May 29, 2008	By: /s/ M. Jack Kugler
M. Jack Kugler
Chief Executive Officer